EXHIBIT 10.9


                                BARCLAYS BANK PLC
                           200 Park Avenue, 5th Floor
                            New York, New York 10166


                 Charming Shoppes Master Trust, Series 2004-VFC



                                                              as of May 18, 2005


CONFIDENTIAL


Charming Shoppes Receivables Corp.
c/o Fashion Service Corp.
450 Winks Lane
Bensalem, Pennsylvania  19020

         Re:      Reduction of Class A Maximum Funded Amount

Ladies and Gentlemen:

                  Reference is made to (i) the Certificate Purchase Agreement dated as of January 21, 2004, as heretofore amended (the "Purchase Agreement"), among Charming Shoppes Receivables Corp., as Seller (in such capacity, the "Seller") and Class B Purchaser, Spirit of America, Inc, as Servicer, Sheffield Receivables Corporation, as Conduit Purchaser (the "Conduit Purchaser") and Barclays Bank PLC, as Administrator (the "Administrator"), and (ii) the letter dated January 21, 2004, as amended (the "Fee Letter"), among the Seller, the Conduit Purchaser and the Administrator regarding certain amounts, fees and expenses payable by the Seller in connection with the Purchase Agreement. Terms used in this letter without definition are used as defined in (or by reference in) the Purchase Agreement.

                  The Seller has requested that the Maximum Class A Funded Amount be reduced from $100,000,000 to $50,000,000. Pursuant to the definition of "Maximum Class A Funded Amount" set forth in the Supplement and Section 2.04 of the Purchase Agreement, such reduction requires the prior written consent of the Administrator. The Administrator hereby consents to such reduction with the result that effective as of the date hereof, the Maximum Class A Funded Amount is reduced to $50,000,000, and references to such term in the Purchase Agreement, any of the other Series Documents and the Class A Certificates, shall be construed accordingly. In connection with this reduction in the Maximum Class A Funded Amount, the Maximum Class A Funded Amount of each outstanding Class A Certificate shall be deemed to have been reduced proportionately based upon the ratio that its Maximum Class A Funded




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Charming Shoppes Receivables Corp.
May 18, 2005
Page 2



Amount of such Class A Certificate (prior to giving effect to any reduction as contemplated in this letter) bears to $100,000,000.

                  In addition, upon the effectiveness of the reduction in the Maximum Class A Funded Amount described above, the Fee Letter is amended (a) by replacing the reference to "0.85%" in clause (a) of paragraph 1 thereof with a reference to "0.75%"; and (b) by deleting paragraph 2 thereof and replacing it with the following:

                  2. Class A Non-Use Fee. The rate used to calculate the Class A Non-Use Fee as defined in Section 4.6(b) of the Supplement shall be 0.30%.

                  This letter (i) may not be amended or modified except by a written instrument executed by the parties hereto, (ii) shall remain in effect so long as the Purchase Agreement shall be in effect, (iii) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, and (iv) shall be binding on, and inure to the benefits of, the respective successors and assigns of the parties hereto.

                  As contemplated by Section 10.01 of the Purchase Agreement, the Administrator agrees to notify both Standard & Poor's and Moody's of the amendments to the Purchase Agreement and the Fee Letter effected hereby.



                  [Remainder of page intentionally left blank.]



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Charming Shoppes Receivables Corp.
May 18, 2005
Page 3



                  Please signify your agreement to and acceptance of the foregoing by executing this letter in the space provided below.

                                              Very truly yours,

                                              BARCLAYS BANK PLC, as
                                                  Administrator



                                              By____________________________
                                                   Name:
                                                   Title:



                                              SHEFFIELD RECEIVABLES
                                              CORPORATION, as Conduit
                                                  Purchaser



                                              By____________________________
                                                   Name:
                                                   Title:







AGREED TO AND ACCEPTED AS
OF THE DATE FIRST ABOVE WRITTEN:

CHARMING SHOPPES RECEIVABLES CORP.,
as Seller


By:_____________________________
      Name:
      Title:




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Charming Shoppes Receivables Corp.
May 18, 2005
Page 4



SPIRIT OF AMERICA, INC., as Servicer



By:_____________________________
     Name:
     Title:


WACHOVIA BANK, NATIONAL
ASSOCIATION, as Trustee



By:_____________________________
     Name:
     Title: